1 Morgan Stanley Laguna Conference September 11, 2025 1

Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, any expected headwinds, our product offerings and loyalty initiatives, and our business strategy and plans and objectives for future operations, such as our JetForward initiatives and its Blue Sky component. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near- term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with stockholder activism; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; possible failure to comply with financial and other debt covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with our development and use of AI-powered solutions; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing scrutiny of, and evolving expectations regarding, environmental and social matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward- looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2024, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

Successfully delivered $180M of incremental EBIT (1) benefit from JetForward through 1H25 and on-track to achieve $290M by year-end

✓ Implemented JetForward Initiatives

- ✓ Initiated multi-year investment to improve on-time performance:
  - ✓ Recognized by WSJ as the most improved in their '24 rankings
  - ✓ Net Promoter Score was up double digits YoY in 1H 2025
- ✓ Re-deployed 20%+ of our network since the beginning of 2024 including:
  - ✓ Reinvested in Northeast, Florida, and Puerto Rico franchises
  - ✓ Re-deployed to high performing leisure & VFR
  - ✓ Right-sized LaGuardia and LAX
- ✓ Introduced preferred seating and EvenMore®
- ✓ Enhanced Blue Basic with free carry-on bag
- ✓ Added new loyalty partners
- ✓ Launched Premium Credit Card
- ✓ Commenced cost transformation program – realizing $25M in savings in 1H25 from initiatives including but not limited to:
  - ✓ Tools to better manage crew disruptions & fuel consumption
  - ✓ AI and data science enabled increased customer self-service
- ✓ Deferred ~$3B capex into the 2030s
- ✓ Executed $3B+ financing

Four Priority Moves

In process of implementing

Priority Move	In process of implementing	2027 Targets
Reliability	60+ Total operational reliability initiatives in the works at varying levels of implementation	~$100M
Network	Blue Sky partnership with United; Fort Lauderdale growth	+ ~$175M
Product	Lounges in BOS & JFK; Domestic first	+ ~$450M
Financial Future	~100 cost savings initiatives including Contract Optimization, crewmember productivity, and customer self-service	+ ~$175M

$ Announcement of Blue Sky and Paisly upsized JetForward, adding $50M incremental EBIT to initial target range[2] = ~$850-950M

(1) Management reviews the estimated amount of earnings before interest and taxes attributable to JetForward initiatives within a given period to evaluate progress against our financial and operational targets. Incremental EBIT reflects the estimated impact of strategic initiatives on profitability, such as partnerships, fleet optimization, network changes, and cost reduction programs.
(2) Initial JetForward target was $800-900M incremental EBIT by year-end 2027.

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Strengthening JetBlue's position as Fort Lauderdale's leading carrier with more flights and new destinations

2025 Fort Lauderdale Highlights

Announced 17 new routes and added flying on 12 high-demand markets from Fort Lauderdale since the beginning of 2025

JetBlue anticipates offering its largest ever schedule with 113 peak departures to 49 destinations this winter, up 35% YoY(1), cementing its position as Fort Lauderdale's #1 airline

This winter, JetBlue anticipates offering 13 daily flights with our award-winning Mint service, offering more transcontinental lie-flat seats from South Florida than any other carrier

Supporting our growth, JetBlue is proud to announce plans for a dedicated Mint base for inflight crewmembers in Fort Lauderdale, expected to open in early 2026

New Routes

Aruba (AUA)(2),(3)
Atlanta (ATL)(2)
Austin (AUS)(2)
Cali, Colombia (CLO)(3)
Cartagena, Colombia (CTG)(2),(3)
Grand Cayman (GCM)(2),(3)
Guatemala City (GUA)(2)
Guayaquil, Ecuador (GYE)(2)
Liberia, Costa Rica (LIR)(3)
New Orleans (MSY)
Norfolk (ORF)
Philadelphia (PHL)(2)
Pittsburgh (PIT)(2)
San Pedro Sula, Honduras (SAP)(3)
Santiago de los Caballeros, DR (STI)(2),(3)
St Maarten (SXM)(2),(3)
Tampa (TPA)

Increased Frequency

Boston (BOS)
Cancún, Mexico (CUN)
Hartford (BDL)
Kingston, Jamaica (KIN)(3)
Las Vegas (LAS)(4)
Los Angeles (LAX)(4)
Phoenix (PHX)(4)
Puna Cana, Dominican Republic (PUJ)
Raleigh-Durham (RDU)
Richmond (RIC)
San José, Costa Rica (SJO)(4)
San Juan, Puerto Rico (SJU)

jetBlue

(1) IATA winter season (2) Returning service (3) Subject to receipt of government operating authority (4) Additional Mint frequency

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